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August 8, 2000


Securities and Exchange Commission
450 Fifth Street N.W.
Washington DC,  20549




RE:  SAN DIEGO SOCCER DEVELOPMENT CORPORATION

We have read the statements made by San Diego Soccer Development Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated August 8, 2000. We agree with the statements concerning our Firm in such Form 8-K.

Sincerely,


Logan Throop & Co., LLP


enclosure

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